                                                                      EXHIBIT 21



                         FLUOR CORPORATION SUBSIDIARIES

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
FLUOR CORPORATION Subsidiaries (1)                                   Delaware
  American Construction Equipment Company, Inc.                      California
    American Equipamentos do Brasil Ltda. (22)                       Brazil
    AMECO Contractors Rentals, Inc. (17)                             Philippines
    AMECO Holdings, Inc.                                             California
        AMECO Caribbean, Inc.                                        California
        Ameco Mining Services S.R.L. (22)                            Argentina
        Ameco Peru S.A.C. (22)                                       Peru
        AMECO Project Services, Inc.                                 Philippines
        Ameco Pty Ltd.                                               Australia
        Ameco Services S.R.L. (22)                                   Argentina
        Ameco Services, S. de R.L. de C.V. (23)                      Mexico
        American Equipamentos do Brasil Ltda. (23)                   Brazil
        Grand Greenville Land, Inc.                                  Philippines
        Maquinaria Panamericana, S.A. de C.V. (23)                   Mexico
        PT Ameco Indonesia                                           Indonesia
    Ameco Mining S.R.L. (23)                                         Argentina
    Ameco Services S.R.L. (23)                                       Argentina
    Maquinaria Panamericana, S.A. de C.V. (22)                       Mexico
        Mapsa-Casteka Ltda. (18)                                     Colombia
    Ameco Peru S.A.C. (23)                                           Peru
    Shanghai GE Construction Equipment Engineering Co. Ltd.(27)      China
American Equipment Company, Inc.                                     S. Carolina
    AMECO Services Inc.                                              Delaware
        AMEC Equipment Leasing SARL                                  France
    J. W. Burress, Incorporated                                      Virginia
    S & R Equipment Co., Inc.                                        Ohio
    SMA Equipment Co., Inc.                                          Delaware
        Stith Equipment Co., Inc.                                    Delaware
    SMA Information Systems Inc.                                     Delaware
Apex Coal Company                                                    Virginia
Claiborne Fuels, Inc.                                                California
Coral Drilling, C.A.                                                 Venezuela
Daniel International Corporation                                     S. Carolina
    Daniel Navarra, S.A.                                             Spain
    Fluor Daniel Engineering, Inc.                                   Ohio
    Materiales y Equipos Auxiliares para la Construccion, S.A.       Spain
FD Engineers & Constructors, Inc.                                    California
    Fluor Constructors International, Inc.                           California
        Fluor Constructors Canada Ltd.                               New Brunswick
        Fluor Constructors Indonesia, Inc.                           California
        Fluor Management and Technical Services, Inc.                California
    Fluor Daniel America, Ltda.                                      California
    Fluor Daniel Engineers & Consultants Ltd.                        Mauritius
        Fluor Daniel India Private Limited (19)                      India
    Fluor Daniel, Inc.                                               California
        ADP Marshall, Inc.                                           Arizona
           ADP/FD of Nevada, Inc.                                    Nevada
           ADP Marshall Contractors, Inc.                            Delaware
           ADP Marshall International, Inc.                          Delaware
           ADP Marshall Limited                                      Ireland
           ADPM, L.L.C. (2)                                          Delaware
        Appalachian Synfuel, LLC                                     W. Virginia
        A.R.C. Construction Consultants International, Inc.          Texas
        DAX Industries, Inc. (8)                                     Texas
        Duke/Fluor Daniel (25)                                       N. Carolina
        Efdee Connecticut Architects, Inc.                           Connecticut

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
Fluor Corporation
  FD Engineers & Constructors, Inc.
    Fluor Daniel, Inc. (continued)
        Efdee Engineering Corporation                                N. Carolina
        Efdee Mississippi Architects, A Professional Association     Mississippi
        Efdee New York Engineers & Architects P.C.                   New York
        Encee Architecture Services, P.C.                            N. Carolina
        Evergreen Equipment and Personnel Leasing, Inc.              Rhode Island
        FD Architects & Engineers Corporation                        New Jersey
        FD Mexico, Inc.                                              Delaware
        FDCM of Mississippi, Inc.                                    Mississippi
        FDEE Consulting, Inc.                                        California
        FDHM, Inc.                                                   California
        FD/MK Limited Liability Company (3)                          Delaware
        Fluor Chile, Inc.                                            California
           Fluor Daniel Chile Ingenieria y Construccion S.A.         Chile
           Ingenieria y Construcciones Fluor Daniel Chile Limitada   Chile
        Fluor Colombia Limited                                       Delaware
        Fluor Cyprus Limited                                         Cyprus
        Fluor Daniel, a Professional Architectural Corporation       Louisiana
        Fluor Daniel A&E Services, Inc.                              California
        Fluor Daniel Alaska, Inc.                                    Alaska
        Fluor Daniel Alumatech, Inc                                  Delaware
        Fluor Daniel Asia, Inc.                                      California
           Duke/Fluor Daniel International Services(25)              Nevada
               D/FD Foreign Sales Corporation (12)                   Barbados
           PT Duke/Fluor Daniel (25)                                 Indonesia
           P.T. Fluor Daniel Indonesia (20)                          Indonesia
               PT. AMECO Servicindo (20)                             Indonesia
           P.T. Nusantara Power Services (2)                         Indonesia
        Fluor Daniel Brasil Engenharia e Servicos Ltda.              Brazil
        Fluor Daniel Canada, Inc.                                    New Brunswick
           Fluor Daniel International Services Inc.(15)              Barbados
           Fluor Daniel Wright Ltd.                                  New Brunswick
               Compania Minera Explowel                              Ecuador
               Lynx Geosystems Inc.                                  Canada
               Saskwright Engineers Limited                          Canada
               Wright Engineers (Chile) Limitada                     Chile
               Wright Engineers Limitada Peru                        Peru
           TRS Staffing Solutions (Canada) Inc.                      Canada
        Fluor Daniel Caribbean, Inc.                                 Delaware
           DMIS, Inc.                                                S. Carolina
           Facility & Plant Services, Inc.                           S. Carolina
           Fluor Daniel Export Services, Inc.                        Delaware
           Fluor Daniel International (Malaysia) Sdn. Bhd.           Malaysia
           Fluor Daniel Maintenance Services, Inc.                   Delaware
           Fluor Daniel Services Corporation                         Delaware
        Fluor Daniel China, Inc.                                     California
        Fluor Daniel China Services, Inc.                            California
        Fluor Daniel China Technology, Inc.                          California
        Fluor Daniel Coal Services International, Inc.               Delaware
           Duke/Fluor Daniel International (25)                      Nevada
               D/FD Foreign Sales Corporation (26)                   Barbados
           Duke/Fluor Daniel LLC (25)                                Nevada
           Duke/Fluor Daniel Pty Ltd. (25)                           Australia
        Fluor Daniel Construction Company                            California

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
Fluor Corporation
  FD Engineers & Constructors, Inc.
    Fluor Daniel, Inc. (continued)
        Fluor Daniel Development Corporation                         California
           Crown Energy Company                                      New Jersey
           Fluor Daniel Modesto, Inc.                                California
               Wilmore/Fluor Modesto LLC (5)                         California
           Fluor Daniel Temecula, Inc.                               California
           Fluor Daniel Tempe, Inc.                                  California
               Fluor Daniel Ada, Inc.(5)                             Idaho
           Gloucester Limited, Inc.                                  California
           Gloucester Limited II, Inc.                               California
           Tarrant Energy, Inc.                                      California
        Fluor Daniel Eastern, Inc.                                   California
           P.T. Fluor Daniel Indonesia (19)                          Indonesia
               PT. AMECO Servicindo (19)                             Indonesia
        Fluor Daniel Energy Investments, Inc.                        Delaware
        Fluor Daniel Engineers & Constructors, Inc.                  Delaware
           Fluor Daniel Project Consultants (Shenzhen) Co., Ltd.     P.R.C.
           Davy Kinhill Fluor Daniel (PNG) Pty Ltd.(29)              New Guinea
        Fluor Daniel Engineers & Constructors, Ltd.                  California
           Fluor Daniel Korea Ltd.                                   Korea
        Fluor Daniel Environmental Strategies, Inc.                  Delaware
        Fluor Daniel Espana, S.A.                                    California
           Daniel International (Saudi Arabia) Ltd.                  Saudi Arabia
           Fluor Arabia Limited (5)                                  Saudi Arabia
        Fluor Daniel Eurasia, Inc.                                   California
        Fluor Daniel Europe B.V.                                     Netherlands
           Assystems Services International BV (28)                  Netherlands
               Chemgineering Holding Company GmbH (28)               Switzerland
                  Bertrams Chemgineering AG                          Switzerland
                  Fluor Daniel Chemgineering                         Germany
                      Chemgineering Planung GmbH                     Austria
               ASI Polskani                                          Poland
               Fluor Daniel Kft.                                     Hungary
               ASI Industrieanlagen Service GmbH                     Netherlands
           Fluor Daniel Belgium, N.V.                                Belgium
           Fluor Daniel B.V.                                         Netherlands
               Acquion B.V.                                          Netherlands
               Fluor Daniel Consultants B.V.                         Netherlands
               Fluor Daniel Engineering and Construction Services
                 Limited                                             Turkey
               International Refinery Contractors C.V.(4)            Netherlands
               International Refinery Contractors B.V.(5)            Netherlands
               Prochem S.A.(6)                                       Poland
               Prosynchem Sp.z o.o.                                  Poland
               TRS Staffing Solutions B.V.                           Netherlands
           Fluor Daniel Eastern Services B.V.                        Netherlands
        Fluor Daniel Fernald, Inc.                                   California
           Fluor Environmental Resources Management Services, Inc.   Delaware
        Fluor Daniel Florida Rail, Inc.                              Delaware
        Fluor Daniel Global Contracting Limited                      Guernsey
        Fluor Daniel Global Limited                                  Guernsey
        Fluor Daniel Global Placement Limited                        Guernsey
        Fluor Daniel Global Placement Services Limited               Guernsey
        Fluor Daniel Global Services Limited                         Guernsey
        Fluor Daniel Global Support Services Limited                 Guernsey
        Fluor Daniel Global TRS Limited                              Guernsey
        Fluor Daniel Global TRS Services Limited                     Guernsey

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
Fluor Corporation
  FD Engineers & Constructors, Inc.
    Fluor Daniel, Inc. (continued)
        Fluor Daniel GmbH                                            Germany
        Fluor Daniel Group, Inc.                                     Delaware
        Fluor Daniel Hanford, Inc.                                   Washington
        Fluor Daniel, Inc. - Philippines                             Philippines
        Fluor Daniel India, Inc.                                     California
        Fluor Daniel International Limited                           U.K.
           Assystems Services International BV (7)                   Netherlands
               Chemgineering Holding Company GmbH (7)                Switzerland
                  Bertrams Chemgineering AG                          Switzerland
                  Fluor Daniel Chemgineering                         Germany
                      Chemgineering Planung GmbH                     Austria
               ASI Polskani                                          Poland
               Fluor Daniel Kft.                                     Hungary
                  ASI Industrieanlagen Service GmbH                  Netherlands
               First Legal Recruitment Limited                       U.K.
                  First Accountancy Limited                          U.K.
                  First Recruitment Limited                          U.K.
           Fluor Daniel Limited                                      U.K.
           Fluor Daniel Caspian Services Limited                     U.K.
           Fluor Ocean Services Limited                              U.K.
           K Home Engineering Limited (21)                           U.K.
           Mathos Services Limited                                   U.K.
           TA Group Limited                                          U.K.
               RTP Software Ltd.                                     U.K.
               TA Consultancy Services Ltd.                          U.K.
               TA Group Trustees Ltd.                                U.K.
               Team-Sel International Ltd.                           U.K.
                  Spel Manpower Services Ltd.                        U.K.
                  TA Engineering Services Ltd.                       U.K.
                  TA Engineering Services (Tunisia) Ltd.             U.K.
                  Team-Sel Engineering Ltd.                          U.K.
                  Team-Sel Technology Ltd.                           U.K.
               Technical Audit Ltd.                                  U.K.
           TRS Management Resources PLC                              U.K.
               Antony Dunlop Associates Limited                      U.K.
               (The) Management Resources Group(Services) Limited    U.K.
                  David Chorley Associates Limited                   U.K.
                  Hotel Accounts Resources Limited                   U.K.
                  Times Group Limited                                U.K.
               MRG Human Resources Limited                           U.K.
               SAP Services Limited                                  U.K.
               Times Computer Group Limited                          U.K.
               Times Computer Services Limited                       U.K.
           TRS Staffing Solutions (U.K.) Limited                     U.K.
        Fluor Daniel International Services Inc. (16)                Barbados
        Fluor Daniel Ireland Limited                                 Ireland
        Fluor Daniel (Japan) Inc.                                    Japan
        Fluor Daniel Latin America, Inc.                             California
        Fluor-Daniel (Malaysia) Sdn. Bhd.                            Malaysia
        Fluor Daniel Mexico S.A.                                     California
           ICA-Fluor Daniel, S. de R.L. de C.V. (10)                 Mexico
        Fluor Daniel Mining & Metals, Ltd.                           California
        Fluor Daniel New Zealand Limited                             California
        Fluor Daniel Northwest, Inc.                                 Washington
        Fluor Daniel Northwest Services, Inc.                        Washington

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
Fluor Corporation
  FD Engineers & Constructors, Inc.
    Fluor Daniel, Inc. (continued)
        Fluor Daniel (NPOSR), Inc.                                   Delaware
        Fluor Daniel Overland Express, Inc.                          Delaware
        Fluor Daniel Overseas, Inc.                                  California
        Fluor Daniel Pacific, Inc.                                   California
        Fluor Daniel Power B.V.                                      Netherlands
           Duke/Fluor Daniel B.V. (5)                                Netherlands
        Fluor Daniel P.R.C., Ltd.                                    California
        Fluor Daniel Properties Limited                              U.K.
        Fluor Daniel Pty Ltd                                         Australia
           Civil and Mechanical Maintenance Pty. Ltd.                Australia
           Fluor Daniel Constructors Pty. Ltd.                       Australia
           Fluor Daniel Diversified Plant Services Pty Ltd           Australia
               Fluor Daniel Gas Services Pty Ltd                     Australia
               Fluor Daniel Process Plant Services Pty Ltd           Australia
               Maritime Maintenance Services Pty Ltd                 Australia
           Fluor Daniel (Qld) Pty. Ltd.                              Australia
           Karratha Engineering Services Pty Ltd                     Australia
           Signet Holdings Pty Ltd                                   Australia
               Independent Metallurgical Laboratories Pty Ltd        Australia
               PT Signet Indonesia (16)                              Indonesia
               Signet Engineering Pty Ltd                            Australia
                  Signet Ingenieria S.A.                             Chile
                      Constructora Lequena S.A.                      Chile
               Signet International Holdings Pty. Ltd.               Australia
               Tengis Design Services Pty Ltd                        Australia
               Westquip Australia Pty Ltd                            Australia
           TRS Staffing Solutions (Australia) Pty Ltd                Australia
               AmBit Technology Pty Ltd.                             Australia
        Fluor Daniel Pulp & Paper, Inc.                              California
        Fluor Daniel Real Estate Services, Inc.                      S. Carolina
        Fluor Daniel Rocky Mountain, Inc.                            Colorado
        Fluor Daniel, S.A.                                           Spain
        Fluor Daniel Sales Corporation                               West Indies
        Fluor Daniel South America Limited                           California
        Fluor Daniel South East Asia, Ltd.                           California
        Fluor Daniel Southeast, Inc.                                 California
        Fluor Daniel Technical Services, Inc.                        Texas
        Fluor Daniel Thailand Holdings Corporation                   California
           Fluor Daniel Telecom (Thai) Co., Ltd.                     Thailand
        Fluor Daniel Thailand, Ltd.                                  California
        Fluor Egypt                                                  Egypt
        Fluor Engineering Corporation                                Michigan
        Fluor Engineers, Inc.                                        Delaware
           Tecnofluor, C.A. (11)                                     Venezuela
           Tecnoconsult Ingenieros Consultores, S.A.(11)             Venezuela
        Fluor Indonesia, Inc.                                        California
           P.T. Panca Perintis Indonesia (6)                         Indonesia
        Fluor International, Inc.                                    California
        Fluor International Limited                                  Bermuda
        Fluor Iran                                                   Iran
        Fluor Italia S.r.l.                                          Italy
        Fluor Mideast Limited                                        Bermuda
        Fluor Plant Services International, Inc.                     California
        Fluor Plant Services International Ltd.                      Bermuda
           Fluor International Nigeria Limited                       Nigeria

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
Fluor Corporation
  FD Engineers & Constructors, Inc.
    Fluor Daniel, Inc. (continued)
        Fluor Technical Services Limited                             California
        Fluor Texas, Inc.                                            Texas
        Fluor Venezuela, S.A.                                        Venezuela
        Marshall Development Corporation                             Rhode Island
        Nutmeg Valley Resources, Inc.                                California
        Platte River Constructors, Ltd. (10)                         Ohio
        Signet Technology Inc.                                       Colorado
        SolioFlo, LLC (12)                                           Delaware
           SolioFlo, Inc.                                            California
               SolioFlo Partners, L.P.                               California
               SolioFlo Material Transfer, L.P.                      California
        Stanhope Management Services Limited                         U.K.
        TDF, Inc.                                                    California
           Barringford Ltd.                                          B. Virgin Isles
               Bishopsford Engineering AG                            Switzerland
               Buckleford Corp. N.V.                                 Antilles
               Buckleshell Engineering Services Ltd.                 Jersey
               Fluor Daniel SA (PTY) Ltd.                            Liechtenstein
               Rhus Investments (PTY) Ltd.                           R. South Africa
               Fluor Daniel Engineers SA (PTY) Ltd.                  Liechtenstein
               Trans-Africa Projects Ltd. (5)                        Mauritius
               Trans-Africa Projects (Pty) Ltd. (5)                  R. South Africa
               Fluor South Africa (Pty) Ltd.                         R. South Africa
               Northern Project Services Ltd.                        B. Virgin Isles
               Rama Engineering Services B.V.                        Netherlands
               Ramasa (PTY) Ltd.                                     R. South Africa
               TRS Staffing Solutions SA Ltd.                        B. Virgin Isles
           Fluor Properties (PTY) Ltd.                               R. South Africa
        TRS Contract Solutions, Inc.                                 Delaware
        Venezco, Inc.                                                California
        Whidbey Services Co.                                         Nevada
        Williams Brothers Engineering Company                        Delaware
           Fluor Daniel Argentina, Inc.                              Delaware
           Williams Brothers Engineering Limited                     U.K.
           Williams Brothers Engineering Pty Ltd                     Australia
           Williams Brothers International Limited                   Guernsey
           Williams Brothers Process Services, Inc.                  Delaware
        Wireless Engineering Services Group, LLC (5)                 Delaware
        Wright Engineers, Inc.                                       Nevada
    Fluor Daniel Telecommunications Corporation                      California
    Fluor Nuclear Services, Inc.                                     Ohio
    Fluor Gulf Communications, Inc.                                  California
    Indo-Mauritian Affiliates Limited                                Mauritius
        Fluor Daniel India Private Limited (20)                      India
    Power Maintenance Services, Inc.                                 Delaware
           D/FD Bridgeport Operations, LLC (25)                      Delaware
           D/FD Cokenergy Operations, LLC (25)                       Delaware
           D/FD Operating Services, LLC (25)                         Delaware
           D/FD St. Francis Operations, LLC (25)                     Delaware
    Strategic Organizational Systems Enterprises, Inc.               California
        Strategic Organizational Systems Construction
           Division, Inc.                                            California
        Strategic Organizational Systems Environmental
           Division, Inc.                                            Oklahoma
        Strategic Organizational Systems Environmental
           Division, Inc. Louisiana
        Strategic Organizational Systems Environmental Engineering
           Division, Inc.                                            Texas
           SOS International, Inc.                                   Alabama

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
Fluor Corporation
  FD Engineers & Constructors, Inc.
    Strategic Organizational Systems Enterprises, Inc.(continued)
           Strategic Organizational Systems Environmental
               Engineering California Division, Inc.                 California
        Strategic Organizational Systems Southern California
               Division Inc.                                         California
    TRS International Payroll Co.                                    Texas
    TRS Staffing Solutions, Inc.                                     S. Carolina
        Ambit Technology, Inc.                                       N. Hampshire
           The Consol Group, Inc. (24)                               N. Hampshire
        Corico Office Professionals, Inc.                            N. Hampshire
           The Consol Group, Inc. (14)                               N. Hampshire
        Qual-Tech, Inc.                                              N. Hampshire
        TRS International Group, Inc.                                Delaware
           TRS International Group, S. de R.L. de C.V.               Mexico
        TRS International Group Asia Pacific, Inc.                   California
           TRS Management Resources Pte Ltd.                         Singapore
        TRS Management Resources, Inc.                               S. Carolina
FD Services, Inc.                                                    California
    Norfolk Maintenance Corporation                                  California
Fluor Abadan Limited                                                 Bermuda
Fluor Atlantic Limited                                               Bermuda
Fluor Continental Limited                                            Bermuda
Fluor Daniel Illinois, Inc.                                          Delaware
    Duke/Fluor Daniel (25)                                           N. Carolina
Fluor Daniel Intercontinental, Inc.                                  California
    Fluor Daniel Nigeria Limited (13)                                Nigeria
Fluor Daniel Venture Group, Inc.                                     California
    Micogen Inc.                                                     California
    Micogen Limited I, Inc.                                          California
    Micogen Limited II, Inc.                                         California
    Soli/Flo LLC (12)                                                Delaware
    Springfield Resource Recovery, Inc.                              Mass.
Fluor Distribution Companies, Inc.                                   California
Fluor Mideast Limited                                                California
Fluor (Nigeria) Limited                                              Nigeria
Fluor Oil and Gas Corporation                                        California
Fluor Real Estate Services, Inc.                                     Delaware
Fluor Reinsurance Investments, Inc.                                  Delaware
FRES, Inc.                                                           Delaware
Maintenance and Industrial Services, Inc.                            Delaware
Micogen Limited III, Inc.                                            California
Middle East Fluor                                                    California
Pinnacle Insurance Co., Inc.                                         Hawaii
St. Joe Carbon Fuels Corporation                                     Delaware
SJM Holding Corporation                                              Delaware
    Allegheny Coal Corporation                                       Delaware
        Massey Coal Company (partnership)                            Delaware
           A. T. Massey Coal Company, Inc.                           Virginia
               Aracoma Coal Company, Inc.                            W. Virginia
               Bandmill Coal Corporation                             W. Virginia
               Barnabus Land Company                                 W. Virginia
               Ben Creek Coal Company                                W. Virginia
               Big Bear Mining Company                               W. Virginia
               Black Knight Mine Development Co.                     W. Virginia
               Boone East Development Co.                            W. Virginia
                  Raven Resources, Inc.                              Florida
               Boone West Development Co.                            W. Virginia

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
Fluor Corporation
    SJM Holding Corporation
      Allegheny Coal Corporation
        Massey Coal Company (partnership)
           A. T. Massey Coal Company, Inc (continued)
               Cabinawa Mining Company                               W. Virginia
               Central Penn Energy Company, Inc.                     Pennsylvania
               Central West Virginia Energy Company                  W. Virginia
               Ceres Land Company                                    W. Virginia
               Clear Fork Coal Company                               W. Virginia
               Cline & Chambers Coal Company, Inc.                   Kentucky
               Dehue Coal Company                                    W. Virginia
               Delbarton Mining Company                              W. Virginia
               Demeter Land Company                                  W. Virginia
               Douglas Pocahontas Coal Corporation                   W. Virginia
               DRIH Corporation                                      Delaware
               Duchess Coal Company                                  W. Virginia
               Duncan Fork Coal Company                              Pennsylvania
                  Mine Maintenance, Inc.                             Pennsylvania
               Elk Run Coal Company, Inc.                            W. Virginia
                  Appalachian Capital Management Corp.               W. Virginia
                  Bishop Mine Development Co.                        W. Virginia
                  Black Castle Mine Development Co.                  W. Virginia
                  Black King Mine Development Co.                    W. Virginia
                  Chess Processing Company                           W. Virginia
                  Marfork Coal Company, Inc.                         W. Virginia
                      Continuity Venture Capital Corp.               W. Virginia
                      Progressive Venture Capital Corp.              W. Virginia
                      Monongahela Venture Capital Corp.              W. Virginia
                  Marshall Venture Capital Corp.                     W. Virginia
                  Massey Capital Management Corp.                    W. Virginia
                  Massey New Era Capital Corp.                       W. Virginia
                  New Massey Capital Corp.                           W. Virginia
                  Preferred Management Capital Corp.                 W. Virginia
                  Rawl Sales Venture Capital Corp.                   W. Virginia
                  Sprouse Creek Venture Capital Corp.                W. Virginia
                  Support Mining Company                             W. Virginia
               Federal Development Corporation                       W. Virginia
               Foothills Coal Company                                W. Virginia
               Goals Coal Company                                    W. Virginia
               Green Valley Coal Company                             W. Virginia
                  Big Sandy Venture Capital Corp.                    W. Virginia
               Haden Farms, Inc.                                     Virginia
               Hazy Ridge Coal Company                               W. Virginia
               Highland Mining Company                               W. Virginia
               Hopkins Creek Coal Company                            Kentucky
               Imec, Inc.                                            Kentucky
               Independence Coal Company, Inc.                       W. Virginia
                  Shenandoah Capital Management Corp.                W. Virginia
               Jacks Branch Coal Company                             W. Virginia
               Joboner Coal Company                                  Kentucky
               Knox Creek Coal Corporation                           Virginia
                  Belfry Coal Corporation                            W. Virginia
               Lauren Land Company                                   Kentucky
               Lewco Development Company                             W. Virginia
               Lick Branch Coal Company                              W. Virginia
               Logan Mining Company                                  Pennsylvania

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
Fluor Corporation
  SJM Holding Corporation
    Allegheny Coal Corporation
        Massey Coal Company (partnership)
           A. T. Massey Coal Company, Inc. (continued)
               Long Fork Coal Company                                Kentucky
                  Bandytown Coal Company                             W. Virginia
                  Eagle Energy, Inc.                                 W. Virginia
                      Blue Ridge Venture Capital Corp.               W. Virginia
                      Bluestone Venture Capital Corp.                W. Virginia
               Martin County Coal Corporation                        Kentucky
                  Pilgrim Mining Company, Inc.                       Kentucky
               Massey Coal Sales Company, Inc.                       Virginia
               Massey Coal Services, Inc.                            W. Virginia
               Massey Consulting Services, Inc.                      Virginia
               Massey Fuels Corporation                              Virginia
               Menefee Land Company, Inc.                            Colorado
               New Market Land Company                               W. Virginia
               New Ridge Mining Company                              Kentucky
               Nicco Corporation                                     W. Virginia
                  Majestic Mining, Inc.                              Texas
               Nicholas Energy Company                               W. Virginia
               Alex Energy, Inc.                                     W. Virginia
               Power Mountain Coal Company                           W. Virginia
               Omar Mining Company                                   W. Virginia
               Peerless Eagle Coal Co.                               W. Virginia
               Performance Coal Company                              W. Virginia
                  Continuity Venture Capital Corp.                   W. Virginia
                  New River Capital Corp.                            W. Virginia
                  SPM Capital Management Corp.                       W. Virginia
               Rawl Sales & Processing Co.                           W. Virginia
                  Capstan Mining Company                             Colorado
                  Feats Venture Capital Corp.                        W. Virginia
                  Lynn Branch Coal Company, Inc.                     W. Virginia
                  Massey Coal Capital Corp.                          W. Virginia
                  Massey New Era Capital Corp.                       W. Virginia
                  New Massey Capital Corp.                           W. Virginia
                  Preferred Management Capital Corp.                 W. Virginia
                  Rawl Sales Venture Capital Corp.                   W. Virginia
                  Sprouse Creek Venture Capital Corp.                W. Virginia
                  St. Alban's Capital Management Corp.               W. Virginia
                  Sun Coal Company, Inc.                             Colorado
                  Sycamore Fuels, Inc.                               W. Virginia
                      Crystal Fuels Company                          W. Virginia
               Road Fork Development Company, Inc.                   Kentucky
               Robinson-Phillips Coal Company                        W. Virginia
               Rockridge Coal Company                                W. Virginia
               Rum Creek Coal Sales, Inc.                            W. Virginia
                  Vantage Mining Company                             Kentucky
               Russell Fork Coal Company                             W. Virginia
               SC Coal Corporation                                   Delaware
               Scarlet Land Company                                  Pennsylvania
               Shannon-Pocahontas Coal Corporation                   W. Virginia
               Sidney Coal Company, Inc.                             Kentucky
               Spartan Mining Company                                W. Virginia
               Stirrat Coal Company                                  W. Virginia
               Stone Mining Company                                  Kentucky
               T.C.H. Coal Co.                                       Kentucky

Name of Company                                                      Organized Under Laws of
---------------                                                      -----------------------
Fluor Corporation
  SJM Holding Corporation
    Allegheny Coal Corporation
        Massey Coal Company (partnership)
           A. T. Massey Coal Company, Inc. (continued)
               Tennessee Consolidated Coal Company                   Tennessee
                  Chestnut Coal Company, Inc.                        Tennessee
                  Tennessee Energy Corp.                             Tennessee
               Thunder Mining Company                                W. Virginia
               Town Creek Coal Company                               W. Virginia
               White Buck Coal Company                               W. Virginia
               Williams Mountain Coal Company                        W. Virginia
               Wyomac Coal Company, Inc.                             W. Virginia
    Compania Minera San Jose del Peru S.A.                           Peru
    Mineral Resource Development Corporation                         Delaware
    Robil International Corporation                                  Delaware
    St. Joe Erzbergbaugesellschaft m.b.H.                            Austria
    St. Joe Exploracion Minera Inc.                                  Delaware
        St. Joe Exploracion Minera Inc. y Cia., S.R.C.               Spain
    St. Joe Luisito de Oro Inc.                                      Delaware
        St. Joe Luisito de Oro Inc. y Cia. S.R.C.                    Spain
    St. Joe Minera de Espana, S.A.                                   Spain
    St. Joe International Petroleum Corporation                      Delaware
        St. Joe Egypt Exploration Corporation                        Delaware
    St. Joe Minerals Corporation & Cia.                              Brazil
        Coral Empreendimentos e Participacoes Ltda.                  Brazil
           Comercial de Minerios do Sul do Para Ltda. - COMIPA       Brazil
           Mineracao Alabastro Ltda.                                 Brazil
           Mineracao Sao Felix Ltda.                                 Brazil
WODECO Nigeria Limited                                               Nigeria
Zenith Coal Company, Inc.                                            S. Carolina


--------------------------------------------------------------------------------

 (1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary
 (2)    40% ownership
 (3)    51% ownership
 (4)    49.5% ownership
 (5)    50% ownership
 (6)    35% ownership
 (7)    45% ownership
 (8)    27.8% ownership
 (9)    55% ownership
 (10)   49% ownership
 (11)   19.99% ownership
 (12)   25% ownership
 (13)   60% ownership
 (14)   33 1/3% ownership
 (15)   10% ownership
 (16)   90% ownership
 (17)   70% ownership
 (18)   65% ownership
 (19)   80% ownership
 (20)   20% ownership
 (21)   30% ownership
 (22)   99% ownership
 (23)   1% ownership
 (24)   66 2/3% ownership
 (25)   49.9999% ownership
 (26)   75% ownership
 (27)   29% ownership
 (28)   5% ownership
 (29)   38% ownership



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